                                                                    EXHIBIT 10.1



                          LIMITED FORBEARANCE AGREEMENT

                  THIS LIMITED FORBEARANCE AGREEMENT (this "Agreement") is dated as of November 16, 2001, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Agreement, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                   RECITALS:

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower has advised the Lenders that the Defaults and Events of Default set forth on the attached Schedule I (the "Anticipated Defaults") will exist and be continuing upon the Borrower's delivery of a Compliance Certificate on November 14, 2001.

         C. The Borrower has requested that the Lenders agree to forbear from exercising certain rights available to them as a result of the Anticipated Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. LIMITED FORBEARANCE. The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them as a result of the Anticipated Defaults during the period from the date hereof to and including December 12, 2001. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them as a result of the Anticipated Defaults, including the right to demand default interest under Section 2.08 of the Credit Agreement, from the Effective Date (defined in Section 10(f) below) to and including the Termination Date (as defined below), subject to the terms of this Agreement and subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the Anticipated Defaults or otherwise. Upon the earlier of (i) the occurrence of any Default or Event of Default, other than the Anticipated Defaults, (ii) the amendment and waiver of the Anticipated Defaults by the requisite Lenders under the terms of the Credit Agreement, or (iii) December 12, 2001 (the "Termination Date"), the Administrative

 Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them as the result of the Anticipated Defaults shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Paper, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower and the Lenders hereby acknowledge Borrower's anticipated noncompliance with the Credit Agreement as a result of the Anticipated Defaults and acknowledge that this Agreement constitutes notice thereof and waive any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation the Anticipated Defaults. The Borrower hereby acknowledges that, unless and until the Anticipated Defaults are waived by the requisite number of Lenders in accordance with the Credit Agreement, the Lenders shall have no commitment to make Revolver Advances or issue Letters of Credit or otherwise advance any funds to the Borrower. Notwithstanding any provision in the Credit Agreement or any other Loan Paper to the contrary, the parties hereto expressly acknowledge and agree that, until the Termination Date, the Administrative Agent may renew (but not increase) Letters of Credit in existence as of the date hereof. Notwithstanding any provision in the Credit Agreement or any other Loan Paper, the parties hereto expressly acknowledge and agree that, any draw under any Letter of Credit during the term of this Agreement shall immediately and automatically result in an obligation for the Borrower to reimburse the Administrative Agent for any such draw (which reimbursement obligation may not be paid by the Borrower with the proceeds of a Revolver Advance). Failure of the Borrower to reimburse the Administrative Agent in immediately available funds for any such draw within 2 business hours after receipt of notice of such draw shall constitute an Event of Default hereunder and under the Credit Agreement (such reimbursement to be effected by payment in full from the cash collateral account described in Section 4(i) hereof or by wire transfer of immediately available funds, or any combination of the foregoing). The parties hereto expressly acknowledge and agree that the agreement of the Borrower in the preceding two sentences does not affect or abrogate any of the obligations of the Lenders to the Issuing Bank to participate in any such draws under the Letter of Credit. The parties hereto further expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower and other Persons guaranteeing the Obligations or providing collateral security therefor.

         SECTION 3. OTHER AGREEMENTS. To induce the Administrative Agent and Lenders to enter into this Agreement, the Borrowers hereby agree as follows:

         (A) During the period from the Effective Date and continuing until the Termination Date, the Applicable Margin shall be (i) with respect to Advances outstanding under the Term Loan A and the Revolver Loan shall be 3.75% per annum for LIBOR Advances and 2.75% per annum for Base Advances and (ii) with respect to Advances under the Term Loan B, 4.00% per annum for LIBOR Advances and 3.00% per annum for Base Advances, provided that, notwithstanding the foregoing, if there exists a Default or Event of Default other than the Anticipated Defaults, no LIBOR borrowings shall be available to the Borrower. During the period from the Effective Date until the Termination Date, while interest will accrue at the rates described above with respect to the Applicable Margin, the Borrower will pay interest at the rates per annum and at the times provided in the Credit Agreement. The aggregate additional amount of interest owed hereunder as a result of the increase in interest rate set forth in this Section 3(a), shall be due and payable on the Termination Date.

         (B) On the Effective Date and continuing until the Termination Date, all notices to be provided to the Administrative Agent shall be provided as follows:

                                    William E. Livingstone, IV
                                    Bank of America, N.A.
                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202
                                    Telephone:       (214) 209-2023
                                    Fax:             (214) 209-3533

                                    with a copy to:

                                    Winstead Sechrest & Minick P.C.
                                    Attention: Melissa Stewart
                                    5400 Renaissance Tower
                                    1201 Elm Street
                                    Dallas, Texas 75270
                                    Telephone:       (214) 745-5200
                                    Fax:             (214) 745-5390

         (C) On the Effective Date and continuing until the Termination Date, the Borrower will deliver to the Administrative Agent the following financial reports, in each case in form and detail satisfactory to the Administrative Agent:

                  (i) on the Business Day closest to the 15th of every month and on the last Business Day of every month, a 13-week rolling cash flow liquidity forecast (including forecasting of receipts and disbursements);

                  (ii) on the last Business Day of every month, a variance report delineating all material variances from the prior week's forecast of receipts and disbursements; and

                  (iii) any other information or reports from time to time requested by Administrative Agent, its counsel or its financial advisers.

         (D) On the Effective Date and continuing until the Termination Date, Borrower will, and will cause each of the Parent and their Subsidiaries (other than Subsidiaries organized under the Laws of the country other than the United States), to grant a prior first perfected Lien on any of the assets of the Borrower, the Parent or their Subsidiaries requested by the Administrative Agent or the Majority Lenders for the benefit of the Administrative Agent and the Lenders to secure the Obligations, (including, without limitation, all cash, cash equivalents and deposit accounts of the Parent, the Borrower and their Subsidiaries), provided that, notwithstanding the foregoing, (i) no foreign organized Subsidiary of the Parent or the Borrower will be required to grant a Lien on any of its assets, (ii) with respect to any Capital Stock owned by the Borrower, the Parent, any of their foreign organized Subsidiaries, such pledge will be limited to 65% of the aggregate outstanding issued amount of Capital Stock of such foreign organized Subsidiary, (iii) the Borrower will pledge its interest in 65% of the Capital Stock of the Canada Sub, but such pledge will be a second Lien, and (iv) the Borrower will use its best efforts to grant a prior first perfected Lien on twenty additional leasehold mortgages (or leasehold deeds of trust) requested by the Administrative Agent.

         SECTION 4. PROCEEDS OF ASSET SALES. On the Effective Date and continuing until the Termination Date, the Borrower shall use the Net Proceeds of sales of assets or Properties by the Borrower, the Parent or any of their Subsidiaries (which for purposes of this Agreement shall not exclude asset sales in the ordinary course of business, but provided that no such sales of assets or Properties by the Parent, the Borrower or any of their Subsidiaries shall be permitted except as set forth in Section 5 hereof) as follows: (i) first, to establish a $2,500,000 cash collateral account to secure the Obligations, including but not limited to any letter of credit reimbursement obligations, in accordance with the terms of a Restricted Cash Collateral Account Agreement executed by the parties in the form attached hereto as Exhibit A, and (ii) second, to establish a $200,000 retainer for the benefit of Special Counsel in connection with the continued legal expenses and legal fees and the consulting fees of Deloitte Consulting associated with the Loans. To the extent that the Borrower consummates the sale of certain of the St. Louis, Missouri Collocation Facilities or any other sales of assets and Properties by the Parent, the Borrower and their Subsidiaries, the Net Proceeds shall be applied as described above to the extent there has not already been an asset sale or there has been an asset sale that did not generate funds adequate to fund the referenced account and retainer. Any additional Net Proceeds from such sale of the St. Louis, Missouri Collocation Facilities and all other Net Proceeds from all other sales of assets and Properties by the Borrower, the Parent or any of their Subsidiaries will be applied in the following order: (x) to immediately prepay the scheduled amortization of the Obligations due on December 31, 2001, such prepayment to be in an aggregate amount equal to $7,321,864.00 (each Lender agrees that such prepayment application in the order of maturity is specifically permitted by the Lenders hereunder), (y) to reimburse the Borrower for all amounts paid by the Borrower between November 1, 2001 and November 15, 2001 for the reimbursement of the Administrative Agent for its fees and expenses of counsel and consultants in accordance with the terms of the Credit Agreement, and (z) to the extent of any remaining Net Proceeds, to prepay the Revolver Loan, the Term Loan A and the Term Loan B, ratably. Such prepayment amounts under subsection (z) above shall be applied to installments due in the inverse order of maturity with respect to Term Loan A and Term Loan B, and shall not affect the scheduled reductions of the Commitment required by Section 2.11(b) of the Credit Agreement. Notwithstanding the foregoing, if (A) the Borrower sells the Collocation Facilities located in Beaumont, Texas in accordance with the provisions of Section 5 below, (B) all preceding requirements of this Section 4 have been satisfied except subsection (z) above and (C) amounts in the cash collateral account described in (i) above are not less than $2,500,000, the Borrower may retain for its own use an amount equal to 20% of the Net Proceeds of the sale of the Collocation Facilities located in Beaumont, Texas, and the remaining 80% of such Net Proceeds must be applied in accordance with the terms of subsection (z) above. Any prepayment amounts applied to the Revolver Loan in accordance with this Section 4 shall permanently reduce the Commitment.

         SECTION 5. PERMITTED ASSET SALES. On the Effective Date and continuing until the Termination Date, so long as (a) there exists no Default or Event of Default both before and after giving effect to such sale (except the Anticipated Defaults), (b) the gross proceeds of each such sale of assets are in cash only, the Net Proceeds are distributed in accordance with the terms of
Section 4 hereof and the Borrower is in full compliance with the terms of
Section 4 hereof and this Agreement, and (c) all gross proceeds and other monies from the buyer of any such assets and Properties are wired directly to the Administrative Agent (and not to the Borrower, the Parent, any of their Subsidiaries or any other Person) pursuant to instructions from the Borrower and its Subsidiaries whereupon the Administrative Agent shall distribute such funds as set forth in Section 4 hereof,

                   (i) the Borrower may consummate the sale of its Collocation Facilities in St. Louis, Missouri, described on Schedule II hereof, provided that, (x) gross cash proceeds related to such asset sale are not less than $21,000,000 and (y) such asset sale is consummated in strict accordance with the terms of that certain Purchase and Sale Agreement executed by the Borrower and the buyer, dated as of October 4, 2001, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of November 7, 2001, as in effect on November 8, 2001 and

                   (ii) the Borrower may consummate the sale of its Collocation Facilities owned by the Borrower in Beaumont, Texas, as described on
         Schedule III hereto, provided that, (x) gross proceeds related to such asset sale are not less than $300,000, and (y) such asset sale is consummated in strict accordance with the terms of that certain Purchase and Sale Agreement, executed by the Borrower and the buyer, dated as of September 17, 2001.

In connection with any asset sale permitted by this Section 5 or otherwise consented to by the Lenders in accordance with the terms of the Credit Agreement, the Administrative Agent is hereby authorized by each Lender to (i) execute any and all releases deemed appropriate by it to release such assets of the Borrower, the Parent and their Subsidiaries constituting Collateral from all Liens and security interests securing all or any portion of the Obligations,
(ii) return to the Borrower any such Collateral in the possession of the Administrative Agent, and (iii) take such other action as the Administrative Agent deems necessary or appropriate in connection with such transaction and in furtherance of the effectuation thereof.

         SECTION 6. PROHIBITED ACTIONS. On the Effective Date and continuing until the Termination Date, the Borrower shall not, and shall not permit the Parent or any of their Subsidiaries to (a) make any Restricted Payment, except scheduled payments on seller Debt made by the Borrower, and only as described and in such amounts as set forth on Schedule IV hereto, (b) make any new Investments other than Investments permitted under Sections 8.04(a) through (d), Section 8.04(f), Section 8.04(i)(B) and Section 8.04(j) of the Credit Agreement, or

Investments constituting Capital Expenditures permitted by subsection (i) of this Section 6, (c) incur any additional Debt, except Debt incurred in the ordinary course of business by the Borrower in the form of accounts payable and accrued expenses, (d) grant or otherwise permit any new Liens to exist (except Liens described in subsections (a) through (f) of the definition of Permitted Liens in the Credit Agreement), (e) sell, transfer or otherwise dispose of any assets other than as permitted under Section 5 hereof without the consent of each Lender, (f) enter into any Affiliate transactions, (g) enter into any Synthetic Leases, (h) merge or consolidate with any Person or (i) make any Capital Expenditure or acquisition, except the purchase of immaterial office supplies and equipment from time to time and other Capital Expenditures made during the term of this Agreement in an amount not more than $4,500,000 in the aggregate.

         SECTION 7.        RELEASE.

         (A) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (B) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Papers.

         (C)      The agreements of each Borrower Party set forth in this
Section 7 shall survive termination of this Agreement and the other Loan Papers.

         SECTION 8. CONDITIONS PRECEDENT. The parties hereto agree that this Agreement shall not be effective until (a) the Administrative Agent shall have received a copy of this Agreement executed and delivered by each of the Loan Parties made signatory hereto and by each Lender, (b) the Administrative Agent shall have received an opinion of counsel to the Parent, the Borrower and their Subsidiaries in form and substance satisfactory to the Administrative Agent and Lenders (such opinion to include, without limitation, enforceability of this Agreement and no conflict with Parent's, Borrower's and their Subsidiaries' material agreements), and (c) all fees and expenses in connection with the Loan Papers, including this Agreement, including legal and other professional fees and expenses incurred on or prior to the date of this Agreement by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C.and Deloitte Consulting, shall have been paid.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Lenders parties hereto to enter into this Agreement and to grant the forbearance contained herein, the Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

         (A) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Loan Parties of this Agreement have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any charter documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree of any governmental authority to which any Loan Party is a party or its property is subject, or (iii) violate any requirement of Law.

         (B) GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement.

         (C) NO DEFAULT. Other than the Anticipated Defaults, no Default or Event of Default exists under any of the Loan Papers. No Loan Party is in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any contractual obligation of any Loan Party in any respect.

         (D) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (E) REPRESENTATIONS AND WARRANTIES. Except with respect to the existence of the Anticipated Defaults, the representations and warranties set forth in the Credit Agreement and the other Loan Papers are true and correct in all material respects on and as of the Effective Date, as if such representations and warranties were being made on and as of the Effective Date.

         SECTION 10.       MISCELLANEOUS.

         (A) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Agreement, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Agreement shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Agreement shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (B) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Agreement by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (C) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Agreement shall not affect the priority of such Liens. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (D) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (E) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (F) COUNTERPARTS AND EFFECTIVE DATE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective as against all signatories hereto on the date when all of the conditions precedent set forth in Section 8 of this Agreement have been satisfied in full (the "Effective Date").

         (G) FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Forbearance Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER:

                                      PINNACLE TOWERS INC.


                                      ----------------------------------------
                                      By: /s/ Decker Todd
                                         -------------------------------------
                                      Its: Vice President, Treasurer and
                                           Assistant Secretary

                                      ADMINISTRATIVE AGENT:


                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent

                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      LENDERS:

                                      BANK OF AMERICA, N.A., individually as a
                                      Lender


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      FLEET NATIONAL BANK (f/k/a
                                      BANKBOSTON, N.A.)


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      BANKERS TRUST COMPANY


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      SOCIETE GENERALE


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      UNION BANK OF CALIFORNIA, N.A.


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      KEY CORPORATE CAPITAL INC.


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      COBANK, ACB


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      THE BANK OF NOVA SCOTIA


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                      BRANCHES


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                      FIRSTAR BANK, N.A. f/k/a MERCANTILE BANK
                                      NATIONAL ASSOCIATION)


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                       DEXIA CREDIT LOCAL (f/k/a CREDIT LOCAL
                                       DE FRANCE - NEW YORK AGENCY)


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                       IBM CREDIT CORPORATION


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                       THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                      ----------------------------------------
                                      By:
                                         -------------------------------------
                                      Its:
                                         -------------------------------------

                                             ALLFIRST BANK


                                             --------------------------
                                             By:
                                                ------------------------
                                             Its:
                                                 -----------------------

                                             RAYMOND JAMES BANK, FSB


                                             --------------------------
                                             By:
                                                ------------------------
                                             Its:
                                                 -----------------------

                                             HELLER FINANCIAL, INC.


                                             ---------------------------
                                             By:
                                                ------------------------
                                             Its:
                                                 -----------------------

                                             PILGRIM PRIME RATE TRUST

                                             By:    ING Pilgrim Investments,
                                                    as its investment manager


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             PILGRIM AMERICA HIGH INCOME



                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             PPM SPYGLASS FUNDING TRUST


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             MORGAN STANLEY DEAN WITTER PRIME
                                               INCOME TRUST


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             KZH ING-1 LLC


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             KZH ING-2 LLC


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             SEQUILS-ING I (HBDGM), LTD.

                                             By: ING Capital Advisors LLC,
                                                 Collateral Manager and
                                                 Authorized signatory



                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             TORONTO DOMINION (NEW YORK), INC.




                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             SEQUILS PILGRIM I, LTD.

                                             By:    ING Pilgrim Investments,
                                                    as its investment manager

                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                                             WEBSTER BANK



                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             ARCHIMEDES FUNDING III, Ltd.

                                             By:    ING Capital Advisors LLC,
                                                    as Collateral Manager



                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             CITIZENS BANK OF MASSACHUSETTS




                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             Accepted and Agreed as
                                             of September,      , 2001:


                                             PINNACLE HOLDINGS INC.




                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------


                                             COVERAGE PLUS ANTENNA SYSTEMS, INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------



                                             TOWER SYSTEMS, INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------


                                             RADIO STATION WGLD, INC.

                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             ICB TOWERS, LLC

                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------


                                             AIRCOMM OF AVON, LLC


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------


                                             HIGH POINT MANAGEMENT CO., INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------



                                             TOWER TECHNOLOGY CORPORATION OF
                                             JACKSONVILLE, INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                             INTERSTATE TOWER COMMUNICATIONS,
                                             INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------



                                             BROADCAST TOWERS, INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------



                                             PINNACLE TOWERS III INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------


                                             SHAFFER & ASSOCIATES, INC.


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 -------------------------------

                                    PINNACLE ST. LOUIS LLC

                                    By:  Pinnacle Towers Inc., sole member


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    SIERRA TOWERS, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    QTI, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    INTRACOASTAL CITY TOWERS, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    PINNACLE TOWERS IV INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    PINNACLE TOWERS V INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    PINNACLE SAN ANTONIO L.L.C.

                                    By:  Pinnacle Towers Inc., sole member


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------


                                    PINNACLE TOWERS EUROPE L.L.C.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    COASTAL ANTENNAS, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    TOWER VENTURES II, LLC

                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    PINNACLE TOWERS LTD.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    PINNACLE TOWERS CANADA INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    PINNACLE TOWERS III CANADA, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    SHORE COMMUNICATIONS, INC


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------



                                    WEST SHORE COMMUNICATIONS, INC.


                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                   SCHEDULE I

                              ANTICIPATED DEFAULTS


1. Noncompliance as of September 30, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:

         a)       Leverage Ratio, section 8.01(a);

         b)       Consolidated Interest Coverage Ratio, section 8.01(c); and

         c)       Consolidated Pro Form Debt Service Coverage Ratio, section
                  8.01 (d).

2. Noncompliance with the requirement to deliver third quarter consolidating financial statements on November 15, 2001 as required by
         Section 7.01 of the Credit Agreement, which financial statements will be delivered no later than November 20, 2001.

3.       Noncompliance with certain collateral covenants set forth in Section
         2.16 of the Credit Agreement, including the following:

                  schedules to certain Security Agreements and Pledge
                  Agreements

                  corporate reinstatements of Coastal Antenna's Inc. and Shaffer & Associates, Inc.

                  dissolution for Pinnacle Towers Europe LLC

                  mortgages/deeds of trust for approximately 30 out of approximately 580 fee owned sites leasehold mortgage amendments for approximately 20 leasehold sites to name record owners of leasehold sites

                                  SCHEDULE II

                DESCRIPTION OF ST. LOUIS COLLOCATION FACILITIES

                                  SCHEDULE III

             DESCRIPTION OF BEAUMONT, TEXAS COLLOCATION FACILITIES

                                  SCHEDULE IV

                   PERMITTED SCHEDULED SELLER DEBT REPAYMENTS


              PINNACLE TOWERS INC. SELLER PROMISSORY NOTES PAYABLE
-------------------------------------------------------------------------------


   PROFORMA PRINCIPAL PAYMENT                                               NOV-01             DEC-01
                                                                            ------             ------

 1 Rock & Withers                                                                              886.71
 2 Maurer                                                                                    1,848.05
 4 Lennon                                                                                      611.92
 5 Central Telephone                                                    320,000.00
 6 HV Towers                                                                                 6,298.32
12 Hardin                                                                                    3,884.86
28 Frank Hicks (Atlanta/Hicks)                                                               6,431.01
30 Azzarelli Development Corporation (Tampa Azzarelli)                                       5,353.55
33 Woodfin-Hirsch                                                                           23,544.51
34 Johnny & Jacklon Howard (Marianna Land)                                                     212.64
37 J & D Trunking-Greenville Rushing Deal                                                    5,807.82
38 Henry & Jacquelyn Flowers                                                                12,631.19
40 John H. Abrams and Helen Dale Abrams                                                      2,138.71
41 H. Stanley Hines                                                                             64.14
41 H. Stanley Hines, as Trustee                                                              3,809.82
41 H. Stanley Hines                                                                          6,223.58
46 Donald N. Woodward                                                                       16,157.06
55 Marguerite Atcher                                                                           315.88
58 S&R Communications Partnership (Flint MI Rice Acq)                                        2,426.60
59 Cyril E. Vetter                                                                         104,429.73
64 Tower Investments Inc (KS Motorola Deal)                                                  2,166.26
65 Stanley C. & Diana M. Norman                                                              1,768.45
69 Dorothy Ferguson Combee                                                                     153.67
                                                                     --------------------------------
                                                                        320,000.00         207,164.48
                                                                     ================================

-----------------------------------------------------------------------------------------------------
               TOTAL PAYMENTS 11/12/01 - 12/31/01                                          527,164.48
-----------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                  RESTRICTED CASH COLLATERAL ACCOUNT AGREEMENT